Exhibit 99.1



General FINANCE
CORPORATION
NASDAQ: GFN

Investor Presentation
Through Third Quarter Ended March 31, 2017

Safe Harbor Statement

Statements in this presentation that are not historical facts are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements involve risks and uncertainties that could cause actual outcomes and results to differ materially from those described in forward-looking statements. We believe that the expectations represented by our forward looking statements are reasonable, yet there can be no assurance that such expectations will prove to be correct. Furthermore, unless otherwise stated, the forward looking statements contained herein are made as of the date of the presentation, and we do not undertake any obligation to update publicly or to revise any of the included forward-looking statements, whether as a result of new information, future events or otherwise unless required by applicable law. The forward-looking statements contained herein are expressly qualified by this cautionary statement. Readers are cautioned that these forward-looking statements involve certain risks and uncertainties, including those described in our filings with the Securities and Exchange Commission (the "SEC").

This presentation references financial measures that are not in accordance with U.S. generally accepted accounting principles ("GAAP"), that our management uses in order to assist analysts and investors in evaluating our financial results. These financial measures not in accordance with GAAP ("Non-GAAP Financial Measures") are defined in the Appendix. In each case, the most directly comparable GAAP financial measure, if available, is presented, and a reconciliation of the Non-GAAP Financial Measure and GAAP financial measure is provided.

General Finance at a Glance

- Leading provider of specialty rental solutions in the portable (or mobile) storage, liquid containment and modular space industries (portable services)
- Broad and expanding geographic presence with 88 branch locations across North America and Asia-Pacific
- 100% ownership of Pac-Van and Lone Star Tank Rental in North America
- Over 50% ownership of Royal Wolf in the Asia-Pacific region
- 100% ownership of Southern Frac, a domestic manufacturer of portable liquid storage tanks and other steel-related products
- TTM (3/31/17) consolidated revenues of $275.9 million; consolidated adjusted EBITDA of $59.4 million*

Pac-Van

LONE STAR TANK RENTAL, INC.

ROYAL WOLF

SOUTHERN FRAC TANK MANUFACTURING

*Adjusted EBITDA is a Non-GAAP financial measure. Please see reconciliation of adjusted EBITDA in the Appendix.

Our Specialty Rental Services Fleet Categories

Portable Storage Fleet Units

Storage Containers



Fleet Units (3/31/17): 52,248

Freight Containers



Fleet Units (3/31/17): 8,523

Liquid Containment Fleet Units

Liquid Containment Tanks



Fleet Units (3/31/17): 4,093

Modular Space Fleet Units

Office Containers



Fleet Units (3/31/17): 10,838

Mobile Offices



Fleet Units (3/31/17): 4,519

Modular Buildings


REPUBLIC
BANK

Fleet Units (3/31/17): 1,150

Investment Highlights

Human Capital

- Strategy and vision by industry founder
- Senior management drives disciplined growth strategies, operational guidance and capital markets support
- Most experienced and industry leading acquisitions team

Expansion Platform

- Top five market leader in North America with ample geographic development and expansion potential
- Market leader in Australia and New Zealand with focus to increase rental penetration
- Diversified customer base

Attractive Asset Class

- Long lived assets, rapid payback and low maintenance capex
- Differentiation and diversification of lease fleet

Financial Performance

- Strong discretionary free cash flow
- Greater focus on leasing positively impacts EBITDA margins

Experienced Senior and Field Level Management Team

- Dedicated senior executive management team with an average of over 20 years of industry experience
- Regional management personnel have specific product expertise and an average of over 15 years of industry experience

Name	Title	Prior Experience
Ronald Valenta	Chairman, CEO	- Founder, Mobile Services Group, Inc. - Founding Director, National Portable Storage Association - Arthur Andersen & Co.
Charles Barrantes	EVP, CFO	- VP and CFO, Royce Medical Company - CFO, Earl Scheib, Inc. - Arthur Andersen & Co.
Jody Miller	President	- EVP and COO, Mobile Mini - SVP, Mobile Services Group - SVP, RSC Equipment Rental
Christopher Wilson	General Counsel, VP & Secretary	- General Counsel and Assistant Secretary, Mobile Services Group, Inc. - Associate, Paul Hastings LLP
Jeffrey Kluckman	EVP, Business Development	- Head of Mergers and Acquisitions, Mobile Mini, Mobile Services Group and RSC Equipment Rental
Neil Littlewood	CEO of Royal Wolf	- COO, Royal Wolf - Executive General Manager, Royal Wolf - EVP, Coates Hire
Theodore Mourouzis	CEO, President of Pac-Van	- Controller for a 3M joint venture - Management consultant, Deloitte & Touche - President of a picture framing distributor and CFO of its holding company

Leadership Position in North America with Extensive Branch Network

- Top 5 recognized provider on national, regional and local level
- 52 branches in the United States - presence in 44 of top 100 MSAs
- TTM Net Promoter Score ("NPS") of 86% for Pac-Van
- 3 branches in Western Canada
- Total lease fleet of 38,529 units
- TTM (3/31/17) revenue of $157.9 million
- TTM adjusted EBITDA of $37.4 million*

North American Branch Network


Edmonton, AB, CA
Vancouver, BC, CA
Seattle
Yakima
Portland
Salt Lake City
Denver
Bakersfield
Las Vegas
LA-China
Phoenix
Des Moines
Kansas City
Wichita
Springfield
St. Louis
Dallas
Austin
San Antonio
Houston
Corpus Christi
Green Bay
Madison
Milwaukee
Quad Cities
Chicago
Detroit
Indianapolis
Pittsburgh
Boston
Trenton
Philadelphia
Charleston
Nashville
Little Rock
Memphis
Raleigh
Charlotte
Atlanta
Albany
Jacksonville
Orlando
Miami
INDIANA
Elkhart
OHIO
Cincinnati
Cleveland
Columbus
Toledo
KENTUCKY
Lexington
Louisville
Paducah

Note: Branch figures as of March 31, 2017.
*Adjusted EBITDA is a Non-GAAP financial measure. Please see reconciliation of adjusted EBITDA in the Appendix.

#1 Market Share Leader in Asia-Pacific

- Leadership position with 40% market share [1] in Australia and New Zealand
- Only container leasing and sales company with a nationally integrated infrastructure and workforce
- Largest branch network of any storage container company in Australia and New Zealand
  - 22 branches in Australia
  - 11 branches in New Zealand
  - Represents all major metropolitan areas
- Total lease fleet of 42,842 units
- TTM (3/31/17) revenue of $113.9 million
- TTM (3/31/17) adjusted EBITDA of $29.3 million [2]

Asia-Pacific Branch Network


Darwin
Cairns
Townsville
Rockhampton
Brisbane - Banyo
Toowoomba
South Brisbane
Gold Coast
Geraldton
Perth Bassendean
Newcastle
Central Coast
Sydney St Marys
Moorebank
Wollongong
Adelaide
Albury
Canberra
Melbourne-Sunshine
Melbourne - Clayton
Launceston
Hobart
Whangarei
Silverdale
Auckland
Tauranga
Hamilton
Napier
Palmerston North
Nelson
Wellington
Christchurch
Dunedin

Note: Branch figures as of March 31, 2017.
(1) Management estimate.
(2) Adjusted EBITDA is a Non-GAAP financial measure. Please see reconciliation of adjusted EBITDA in the Appendix.

Diversified Customer Base

Combined Leasing Operations
TTM (3/31/17)


Mining
Education
Consumer
7%
Commercial

North America Leasing Operations
TTM (3/31/17)


Other
2%
Mining
Government
2%
Retail
5%
Oil & Gas
Commercial
Industrial
Construction

Asia-Pacific Leasing Operations
TTM (3/31/17)


Government
Mining
Oil & Gas
Retail
7%
Industrial
7%
Other
15%
Construction
20%
Consumer

- ***Over 41,000 customers in over 20 industries***
- ***Largest customer in each geographic venue accounted for less than 5% of venue's respective FY2016 revenue***

Note: TTM (3/31/17) revenue breakdown for North America, Asia-Pacific and Combined Leasing Operations.

Compelling Unit Economics



- Best Rental Asset
- Typical Cost: $2,000 - $2,500
- Typical Rent: $100/Cycle
- Typical Utilization Rate: 80%
- High Incremental EBITDA Margin
- Attractive Tax Attributes
- Long Economic Life
- Minimal Maintenance Expense

Historical Financial Summary

Revenue


($ in millions)
$420
$350
$280
$210
$140
$70
$0
CAGR 8.8%
$156
$182
$212
$246
$287
$304
$286
$276
FY2010
FY2011
FY2012
FY2013
FY2014
FY2015
FY2016
TTM(1)

Leasing Revenue


($ in millions)
$300
$250
$200
$150
$100
$50
$0
CAGR 12.5%
$77
$90
$104
$123
$151
$200
$168
$171
FY2010
FY2011
FY2012
FY2013
FY2014
FY2015
FY2016
TTM(1)

Adjusted EBITDA(2)


($ in millions)
$120
$100
$80
$60
$40
$20
$0
CAGR 10.0%
$31
$38
$46
$53
$69
$84
$61
$59
20%
21%
22%
22%
24%
28%
21%
22%
FY2010
FY2011
FY2012
FY2013
FY2014
FY2015
FY2016
TTM(1)

Free Cash Flow Before Net Fleet Activity and Acquisitions(2)


($ in millions)
$60
$50
$40
$30
$20
$10
$0
Cumulative Free Cash Flow $189 million
$10
$13
$22
$23
$32
$33
$42
$24
FY2010
FY2011
FY2012
FY2013
FY2014
FY2015
FY2016
TTM(1)

(1) Represents twelve months ended 3/31/17. CAGR growth covers the period from FY2010 through 3QFY2017.
(2) Adjusted EBITDA and Free Cash Flow are Non-GAAP financial measures. Please see reconciliations in the Appendix.

Disciplined Balance Sheet Management and Capital Allocation

- Proven track record of organic and acquisition growth
- Fleet capital investment is discretionary and has been a significant component of our total investment spending
- Minimal maintenance capital expenditure requirements creates ability to generate significant free cash flow during a potential economic downturn

Net Fleet Capital Expenditures, Acquisitions and Fleet Count


($ in millions)
$116.0
$91.0
$66.0
$41.0
$16.0
(in thousands)
90
80
70
60
50
40
30
20
10
0
37.9
41.3
48.9
54.3
72.9
78.606
81.4
$119.2
$65.7
$54.6
$45.4
$47.6
$16.1
$0.0
$1.0
$4.6
$18.0
$37.7
$20.8
$22.6
$18.6
$5.4
($2.9)
FY2010
FY2011
FY2012
FY2013
FY2014
FY2015
FY2016
YTD 2017
Net Fleet CapEx
Acquisitions
Total Fleet

Leverage (1) and Net Debt


($ in millions)
$130.0
$167.0
$156.7
$293.5
$350.2
$342.9
$ 357.1
$302.9
$136.6
$163.0
4.2x
5.6x
6.0x
FY2011
FY2012
FY2013
FY2014 (2)
FY2015
FY2016
TTM(3)
Leverage
Net Debt

GeneralFINANCE CORPORATION

(1) Represents total debt, less cash, divided by TTM Adjusted EBITDA
(2) Pro Forma to include Lone Star Tank Rental, acquired in April 2014
(3) Represents 12 months ended March 31, 2017

Capital Structure as of 3/31/17

	Corporate	Asia-Pacific Leasing Operations	North America Leasing and Manufacturing Operations
Consolidated cash	• $8.2 million		
Debt	• $70.2 million 8.125% Senior Notes[1] • $10.0 million Term Loan	• $87.1 million outstanding on $114.7 million (A$150.0 million) Senior Credit Facility[2]	• $189.7 million outstanding on $230.0 million Senior Credit Facility • $8.3 million – other[3]
Common equity	• 26.4 million shares outstanding	• 100.4 million shares outstanding • 51% of shares owned by General Finance	• North America leasing and manufacturing operations, 100% owned by General Finance
Cumulative preferred stock	• $40.1 million		

[1]Net of $1.8 million deferred financing costs for the Senior Notes.
[2]Asia-Pacific Leasing Operations amounts are translated into U.S. Dollars based on $0.764 AUD/USD as of 3/31/17.
[3]Other debt includes $4.6 million of General Indemnity and Non-Compete Notes, as a result of the Lone Star acquisition.

Appendix

General Finance Organizational Structure (1) (2)


General Finance Corporation
North America Operations
58.7% of
Consolidated Revenue
Asia-Pacific Operations
41.3% of
Consolidated Revenue
Leasing Operations
57.2% of
Consolidated Revenue
Manufacturing
1.5% of
Consolidated Revenue
Leasing Operations
41.3% of
Consolidated Revenue
Pac-Van, Inc.
(100.0% Ownership)
Lone Star Tank
Rental Inc.
(100.0% Ownership)
Southern Frac, LLC
(100.0% Ownership)
Royal Wolf Holdings
Limited
(51.0% Ownership)

(1) Summary organization chart is illustrative and does not reflect the legal operating structure of General Finance.
(2) Reflects consolidated revenues for the TTM ended March 31, 2017

Reconciliation of non-GAAP Measures

Adjusted EBITDA is a non-U.S. GAAP measure. We calculate adjusted EBITDA to eliminate the impact of certain items we do not consider to be indicative of the performance of our ongoing operations. In addition, in evaluating adjusted EBITDA, you should be aware that in the future, we may incur expenses similar to the adjustments in the presentation of adjusted EBITDA. Our presentation of adjusted EBITDA should not be construed as an inference that our future results will be unaffected by unusual or non-recurring items. We present adjusted EBITDA because we consider it to be an important supplemental measure of our performance and because we believe it is frequently used by securities analysts, investors and other interested parties in the evaluation of companies in our industry, many of which present EBITDA and a form of adjusted EBITDA when reporting their results. Adjusted EBITDA has limitations as an analytical tool, and should not be considered in isolation, or as a substitute for analysis of our results as reported under U.S. GAAP. We compensate for these limitations by relying primarily on our U.S. GAAP results and using adjusted EBITDA only supplementally. The following tables show our adjusted EBITDA and the reconciliation from net income (loss) on a consolidated basis and from operating income (loss) for our operating units and the reconciliation of free cash flow on a consolidated basis from our statement of cash flows.

Reconciliation of Consolidated Adjusted EBITDA

(in thousands)	Year Ended June 30,							Nine Months Ended March 31,		TTM March 31,
	2010	2011	2012	2013	2014*	2015	2016	2016	2017	2017
Net income (loss)	($8,956)	($8,858)	$8,742	$11,413	$15,149	$13,045	($3,286)	($930)	($445)	($2,801)
Add (Deduct)-										
Provision (benefit) for income taxes	(1,261)	2,958	5,360	8,195	11,620	8,697	(2,191)	(620)	(297)	(1,868)
Foreign currency exchange loss (gain) and other	(1,948)	(4,125)	(443)	(1,028)	1,372	273	309	444	70	(65)
Interest expense	15,974	20,293	12,743	10,969	11,952	21,096	19,648	14,818	15,096	19,926
Interest income	(234)	(487)	(157)	(58)	(52)	(68)	(97)	(72)	(54)	(79)
Depreciation and amortization	19,619	19,165	18,924	22,241	27,127	38,571	38,634	28,509	29,831	39,956
Impairment – goodwill/ trade name	7,633	5,858	---	---	---	---	3,068	2,681	---	387
Share-based compensation expense	629	693	901	1,316	1,938	2,174	2,388	2,122	842	1,108
Shares of RWH capital stock issued at IPO to Royal Wolf board of directors and executive management	---	369	---	---	---	---	---	---	---	---
Provision for shares of RWH capital stock purchased and awarded to Royal Wolf senior management team	---	802	---	---	---	---	---	---	---	---
Loyalty, past performance and successful IPO bonus to Royal Wolf executive and senior management team	---	1,311	---	---	---	---	---	---	---	---
Expenses of postponed public equity offering	---	---	---	---	---	365	---	---	---	---
Inventory write-downs and related	---	---	---	---	---	---	1,630	---	---	1,630
Non-recurring severance costs and CEO retirement compensation at Royal Wolf	---	---	---	---	---	---	727	---	---	727
Refinancing costs not capitalized	---	---	---	---	---	---	---	---	437	437
Adjusted EBITDA	$31,456	$37,979	$46,070	$53,048	$69,106	$84,153	$60,830	$46,952	$45,480	$59,358

GeneralFINANCE CORPORATION

* FY 2014 includes approximately $7.0 million of adjusted EBITDA from Lone Star Tank Rental Inc., which was acquired on April 7, 2014.

Reconciliation of Operating Unit Adjusted EBITDA – Pac-Van

(in thousands)

	Year Ended June 30,					Nine Months Ended March 31,		TTM March 31,
	2012	2013	2014	2015	2016	2016	2017	2017
Operating income	$5,881	$8,403	$13,323	$18,425	$17,984	$14,116	$14,412	$18,280
Add --								
Depreciation and amortization	5,789	6,154	7,928	11,306	13,154	9,866	10,232	13,520
Share-based compensation expense	197	259	312	303	374	288	234	320
Inventory write-downs	---	---	---	---	123	---	---	123
Refinancing costs not capitalized	---	---	---	---	---	---	437	437
Adjusted EBITDA	$11,867	$14,816	$21,563	$30,034	$31,635	$24,270	$25,315	$32,680

Reconciliation of Operating Unit Adjusted EBITDA - Lone Star Tank Rental

(in thousands)

	Year Ended December 31,	Year Ended June 30,			Nine Months Ended March 31,		TTM March 31,
	2013	2014	2015	2016	2016	2017	2017
Operating income (loss)	$15,033	$16,372	$8,233	($1,541)	($134)	($3,763)	($5,170)
Add --							
Depreciation and amortization	5,356	8,013	11,345	10,529	7,910	7,258	9,877
Share-based compensation	---	1	11	22	30	31	23
Adjusted EBITDA	$20,389	$24,386	$19,589	$9,010	$7,806	$3,526	$4,730

Reconciliation of Operating Unit Adjusted EBITDA – Royal Wolf

(in thousands)

	Year Ended June 30, 2016					Nine Months Ended March 31,		TTM March 31,	TTM March 31,
	2012	2013	2014	2015	2016	2016	2017	2017	2017
Operating income	A$23,185	A$26,397	A$29,977	A$25,672	A$17,637	A$13,098	A$11,892	A$16,431	US$12,291
Add --									
Depreciation and Amortization	12,704	14,997	17,190	18,604	19,685	14,522	16,278	21,441	16,145
Share-based compensation expense	297	567	932	1,037	1,315	919	(262)	134	88
Non-recurring severance costs and CEO retirement compensation	---	---	---	---	975	---	---	975	727
Adjusted EBITDA	A$36,186	A$41,961	A$48,099	$A45,313	A$39,612	A$28,539	A$27,908	A$38,981	US$29,251

Reconciliation of Consolidated Free Cash Flow

($ in millions)	FY 10	FY 11	FY 12	FY 13	FY 14	FY15	FY16	TTM (3/31/17)
Cash From Operations	$16.7	$18.5	$15.2	$34.9	$51.5	$38.2	$48.8	$33.7
Add-back Changes in Fleet Inventory	(4.4)	(1.6)	10.4	(4.8)	(12.4)	3.2	(3.0)	(6.4)
Adjusted Cash From Operations	$12.3	$16.9	$25.6	$30.1	$39.1	$41.4	$45.8	$27.3
Cash From (Used In) Investing	$0.7	($20.7)	($53.2)	($69.7)	($163.6)	($107.4)	($35.4)	($33.5)
Add-back Business and Real Estate Transactions	-	0.9	4.6	14.6	90.7	44.4	10.4	9.8
Add-back Net Fleet Purchases	(2.9)	16.1	45.4	47.6	65.7	54.6	20.8	19.9
Adjusted Cash Used In Investing	($2.2)	($3.7)	($3.2)	($7.5)	($7.2)	($8.4)	($4.2)	($3.8)
Free Cash Flow Prior to Net Fleet Activity and Acquisitions [1]	$10.1	$13.2	$22.4	$22.6	$31.9	$33.0	$41.6	$23.5

GeneralFINANCE CORPORATION

(1) Prior to dividends paid on preferred stock.



GeneralFINANCE
CORPORATION

NASDAQ: GFN